ACQUISITIONS	6 Months Ended
Jun. 30, 2021
ACQUISITIONS [Abstract]
ACQUISITIONS
3.	ACQUISITIONS

During the six months ended June 30, 2021, the Company acquired three companies and its underlying subsidiaries for an aggregate consideration of $282,639. As a result, these companies were consolidated as subsidiaries of the Company from the date of acquisition. These acquisitions support the growth of the Company.
The allocation of the purchase price as of the date of acquisition is summarized as follows:

$_

Cash and cash equivalent	42,294
Others	5,219
Total assets acquired	47,513

Income tax payable	(25,682)
Others	(1,976)
Total liabilities assumed	(27,658)
Net assets acquired	19,855

Fulfilled by:
Share consideration(1)	252,960
Cash consideration	29,679
Goodwill	262,784

(1)	Measured based on the fair value of the Company's ordinary shares on the date of acquisition.

The goodwill, which is not tax deductible, is mainly attributable to synergies expected to be achieved from the acquisition. The goodwill is allocated within the Digital Entertainment, Digital Financial Services and Other services segments.

The revenue and results since the acquisition date included in the consolidated statement of comprehensive loss for the period ended June 30, 2021 were insignificant. The Company’s revenue and results for the period would not be materially different should the acquisition has otherwise occurred on January 1, 2021.
The related transaction costs of the acquisition were not material to the Company’s consolidated financial statements.